EXECUTION COPY
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                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------


         This Agreement dated as of November 26, 1997 is entered into by and among Holmes Products Corp., a Massachusetts corporation (the "Company"), those persons listed on Schedule 1 hereto (the "Berkshire Investors"), those persons listed on Schedule 2 hereto (the "Management Stockholders") and Asco Investments Ltd., a Bahamas corporation ("Asco;" and at times, together with the Berkshire Investors and the Management Stockholders, the "Stockholders").

         WHEREAS, the Berkshire Investors own an aggregate of 327.17887 shares of Common Stock, $0.01 par value per share (the "Common Stock") of the Company, following (i) the consummation of the transactions contemplated by the Stock Purchase and Redemption Agreement, dated as of October 24, 1997, by and among the Company, Holmes Acquisition LLC and the other parties named therein (the "Purchase Agreement") and (ii) that certain Stock Purchase Agreement dated as of October 24, 1997 by and between Jordan A. Kahn and Holmes Acquisition LLC;

         WHEREAS, the Management Stockholders own an aggregate of 121.60271 shares of Common Stock and Asco owns an aggregate of 24.11787 shares of Common Stock;

         WHEREAS, the Stockholders have required, as a condition to the consummation of the transactions contemplated by the Purchase Agreement, that the Company provide for certain arrangements with respect to the registration of the shares of Common Stock under the Securities Act of 1933, as amended, and the parties are willing to execute this Agreement and to be bound by the provisions hereof.

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

         "Common Stock" means the common stock, $.01 par value per share, of the Company.

         "Commission" means the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.


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         "Registration Statement" means a registration statement filed by the
Company with the Commission for a public offering and sale of Common Stock (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

         "Registration Expenses" means the expenses described in Section 7.

         "Registrable Shares" means (i) any shares of Common Stock now owned or hereafter acquired by the Stockholders and (ii) any shares of Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassification, recapitalizations, or similar events); provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares (x) upon any sale pursuant to a Registration Statement or Rule 144 under the Securities Act or (y) upon any sale in any manner to a person or entity which, by virtue of Section 19 of this Agreement, is not entitled to the rights provided by this Agreement.

         "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

         2. Demand Registrations.

                  (a) If, either (i) prior to the initial public offering of equity securities of the Company, or (ii) after 180 days following a public offering of equity securities of the Company, the Company shall receive a written request (specifying that it is being made pursuant to this Section 2(a)) from the Berkshire Investors requesting that the Company file a registration statement under the Securities Act or a similar document pursuant to any other statute then in effect corresponding to the Securities Act, covering the registration of Registrable Shares then owned by such Berkshire Investors, then the Company shall not later than one hundred eighty (180) days after receipt by the Company of such a written request, file a registration statement with the Commission relating to such Registrable Shares as to which such request for a demand registration relates and the Company shall use its best efforts to cause the offering of such Registrable Shares to be registered under the Securities Act. The Company shall be obligated to effect only two (2) registrations pursuant to this Section 2(a); provided, however, that (i) no registration initiated hereunder shall count as a registration initiated hereunder unless and until it shall have been declared effective by the Commission and (ii) the Berkshire Investors shall only have the right to request a registration pursuant to this Section 2(a) if (A) at the time of any such request, the Berkshire Investors hold in the aggregate an amount equal to at least fifteen percent (15%) of the Registrable Shares or (B) any such request is a request to register at least 50% of the Registrable Shares then owned by the Berkshire Investors.

                  (b) If, pursuant to Section 3, the total amount of Registrable Shares that all Stockholders request to be included in an offering made pursuant to this Section 2 exceeds the


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amount of securities that the underwriters reasonably believe compatible with the success of the offering, then the Company will include in such registration only the number of securities which, in the good faith opinion of such underwriters, can be sold, in the following order: first, the Registrable Shares requested to be included by the Berkshire Investors; second, that number of shares which the Company desires to include pursuant to Section 2(d); and third, the Registrable Shares requested to be included by all Stockholders pursuant to
Section 3 hereof pro rata based on the number of Registrable Shares each of them owns.

                  (c) The underwriter of any registration requested under this
Section 2 shall be selected by the Berkshire Investors and shall be reasonably acceptable to the Company.

                  (d) The Company may include shares in any registration requested under this Section 2 if the inclusion of such shares would not limit the number of Registrable Shares sought to be included by the Berkshire Investors making the demand or reduce the offering price thereof; provided that if the number of shares sold by the Berkshire Investors is less than one-half of the number of shares subject to such registration as a result of the shares included by the Company, then such registration shall be deemed to have been effected under Section 3 hereof and shall not count as one of the two registrations which may be requested by the Berkshire Investors making the demand pursuant to this Section 2.

         3. Piggyback Registration. If, at any time, the Company determines to register any of its equity securities (excluding the registration of any equity security issued to non-affiliates of the Company as part of a bona fide debt offering of units comprised of such equity security and a debt security of the Company) for its own account or for the account of others under the Securities Act in connection with the public offering of such securities, the Company shall, at each such time, promptly give each Stockholder written notice of such determination no later than fifteen (15) business days before the effective date of any such registration. Upon the written request of any Stockholder received by the Company within ten (10) business days after the giving of any such notice by the Company, the Company shall use its best efforts to cause to be registered under the Securities Act all of the Registrable Shares of each Stockholder that such Stockholder has requested be registered. If the total amount of Registrable Shares that are to be included by the Company (or other person (including any Stockholder) for whose account the registration is made) for its own account and at the request of Stockholders pursuant to this Section 3 exceeds the amount of securities that the underwriters reasonably believe compatible with the success of the offering, then the Company will include in such registration only the number of securities which in the opinion of such underwriters can be sold, in the following order:

                  (i) first, the equity securities of the Company (or other person at whose request the registration is made);

                  (ii) second, if the registration is not for the account of the Company, the equity securities of the Company; and


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                  (iii) third, the Registrable Shares requested to be included by the Stockholders pro rata based on the number of Registrable Shares which each of them owns; provided, however if an underwriter who is not an affiliate of any Stockholder or the Company, in good faith, requests for the success of the offering that the number of Registrable Shares to be sold by any of the Stockholders exercising piggyback rights pursuant to this Section 3 be apportioned or excluded, such number of Registrable Shares of such Stockholders shall be reduced or not included to the extent so requested by said underwriter.

         4. Registration on Form S-3. The Company shall use its best efforts to qualify for registration on Form S-3 or any comparable or successor form; and to that end the Company shall register (whether or not required by law to do so) the Common Stock under the Exchange Act in accordance with the provisions of the Exchange Act following the effective date of the first registration of any securities of the Company on Form S-1 or any comparable or successor form. After the Company has qualified for the use of Form S-3, in addition to the rights contained in Section 2 hereof, the Stockholders shall have the right to request an unlimited number of registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Shares to be disposed of and the intended methods of disposition of such shares by such Stockholder or Stockholders), provided that in no event shall the Company be required to register shares with an aggregate market value of less than Three Million Dollars ($3,000,000) and the Company shall not be required to register Shares under this Section 4 more than twice in any twelve (12) month period.

         5. Obligations of the Company.

                  (a) Whenever required under Sections 2 or 3 hereof to use its best efforts to effect the registration of any Registrable Shares, the Company shall:

                  (1) Prepare and file with the Commission a registration statement with respect to such Registrable Shares and use its best efforts to cause such registration statement to become and remain effective, including, without limitation, filing of post-effective amendments and supplements to any registration statement or prospectus necessary to keep the registration statement current;

                  (2) as expeditiously as reasonably possible, prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement and to keep each registration and qualification under this Agreement effective (and in compliance with the Securities Act) by such actions as may be necessary or appropriate for a period of up to 180 days (if, in the reasonable discretion of the Stockholders owning securities covered by such registration statement, such period of time is necessary for the successful completion of


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         the offering of such securities) after the effective date of such registration statement, all as requested by such Stockholders;

                  (3) as expeditiously as reasonably possible furnish to the Stockholders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Shares owned by them;

                  (4) as expeditiously as reasonably possible use its best efforts to register and qualify the securities covered by such registration statement under such securities or "blue sky" laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction, and further provided that (anything in this Agreement to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling stockholders, then such expenses shall be payable by selling stockholders pro rata, to the extent required by such jurisdiction;

                  (5) use its best efforts to cause all Registrable Shares covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition or such Registrable Shares;

                  (6) notify each seller of Registrable Shares covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such seller or Stockholders promptly prepare to furnish to such seller or Stockholders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                  (7) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as


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         reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, and will furnish to each such seller of Registrable Shares at least two (2) business days prior to the filing thereof a copy of any post-effective amendment or supplement to such registration statement or prospectus and shall not file any thereof to which any such seller shall have reasonably objected, except to the extent required by law, on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

                  (8) provide and cause to be maintained a transfer agent and registrar for all Registrable Shares covered by such registration statement from and after a date not later than the effective date of such registration statement; and

                  (9) use its best efforts to list all Registrable Shares covered by such registration statement on any securities exchange on which any class of Registrable Shares is then listed.

                  (b) The Company will furnish to each Stockholder on whose behalf Registrable Shares have been registered pursuant to this Agreement a signed counterpart, addressed to such Stockholder, an opinion of counsel for the Company dated the effective date of such registration statement, and such opinion of counsel shall cover those matters which are customarily covered in opinions of issuer's counsel delivered to underwriters in connection with underwritten public offerings of securities.

                  (c) To the extent then permitted under applicable professional guidelines and standards, obtain a comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters and an opinion from the Company's counsel in customary form and covering such matters of the type customarily covered in a public issuance of securities, in each case addressed to the Stockholder, and provide copies thereof to the Stockholders;

                  (d) Except as otherwise set forth in Section 3, if the Company at any time proposes to register any of its equity securities under the Securities Act, whether or not for sale for its own account, and such securities are to be distributed by or through one or more underwriters, then the Company will make reasonable efforts, if requested by any Stockholder who requests registration of Registrable Shares in connection therewith pursuant to Section 2 or 3 hereof, to arrange for such underwriters to include such Registrable Shares among the securities to be distributed by or through such underwriters.

                  (e) In connection with the preparation and filing of each registration statement registering Registrable Shares under this Agreement, the Company will give the Stockholders on


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whose behalf such Registrable Shares are to be so registered and their underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers, its counsel and the independent public accountants who have certified its financial statements, as shall be necessary, in the opinion of such Stockholders or such underwriters or their respective counsel, in order to conduct a reasonable and diligent investigation within the meaning of the Securities Act.

         6. Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the Stockholders shall furnish to the Company such information regarding them, the Registrable Shares held by them, and the intended method of disposition of such securities as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

         7. Expenses of Registration. All expenses incurred in connection with a registration pursuant to Sections 2 or 3 hereof (excluding underwriters' discounts and commissions, which shall be borne by the sellers), including without limitation all registration and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Stockholders (which counsel shall be selected by a majority in interest of such Stockholders) shall be borne by the Company; provided, however, that the Stockholders requesting a demand registration pursuant to Sections 2(a) or 2(b) may withdraw such request, in which event so long as such Stockholders agree to pay all expenses incurred by the Company in connection with such requested registration, such withdrawn request shall be deemed for all purposes herein not to have been made.

         8. Underwriting Requirements. In connection with any registration of Registrable Shares under this Agreement, the Company will, if requested by the underwriters for any Registrable Shares included in such registration, enter into an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by the Company, and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, provisions relating to indemnification and contribution. The Stockholders on whose behalf Registrable Shares are to be distributed by such underwriters shall be parties to any such underwriting agreement, and the representations and warranties by, and the other agreements on the part of the Company to and for the benefit of such underwriters shall be also made to and for the benefit of such Stockholders. The Company shall use its reasonable best efforts to cause the underwriting agreement to comply with Section 9 to this Agreement.

         9. Indemnification. In the event any Registrable Shares are included in a registration statement as provided in this Agreement:


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                  (a) To the fullest extent permitted by law, the Company will indemnify and hold harmless each Stockholder requesting or joining in a registration, any underwriter (as defined in the Securities Act) for it, and each person, if any, who controls such Stockholder or such underwriter within the meaning of the Securities Act, from and against any losses, claims, damages, expenses (including reasonable attorneys' fees and expenses and reasonable costs of investigation) or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or arise out of any alleged violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration; provided, however, that the indemnity agreement contained in this Section 9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to anyone for any such loss claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or omission made in connection with such registration statement, preliminary prospectus, final prospectus or amendments or supplements thereto in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Stockholder, underwriter or control person. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Stockholder, underwriter or control person and shall survive the transfer of such securities by such Stockholder.

                  (b) To the fullest extent permitted by law, each Stockholder requesting or joining in a registration will indemnify and hold harmless the Company, as the case may be, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, and each agent and any underwriter for the Company and any person who controls any such agent or underwriter and each other Stockholder and any person who controls such Stockholder (within the meaning of the Securities Act) against any losses, claims, damages or liabilities to which the Company or any such director, officer, control person, agent, underwriter, or other Stockholder may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon an untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or


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         necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission was made in such registration statement, preliminary or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by such Stockholder with respect to such Stockholder expressly for use in connection with such registration; and such Stockholder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, control person, agent, underwriter, or other Stockholder in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, the indemnity obligation of each such Stockholder hereunder shall be limited to and shall not exceed the net proceeds actually received by such Stockholder upon a sale of Registrable Shares pursuant to a registration statement hereunder; and provided, further that the indemnity agreement contained in this Section 9(b) shall not apply to amounts paid in settlements effected without the consent of such Stockholder (which consent shall not be unreasonably withheld). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer, Stockholder, underwriter or control person and shall survive the transfer of such securities by such Stockholder.

                  (c) Any person seeking indemnification under this Section 9 will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification (but the failure to give such notice will not affect the right to indemnification hereunder, unless the indemnifying party is materially prejudiced by such failure) and
         (ii) unless in such indemnified party's reasonable judgment a conflict of interest may exist between such indemnified and indemnifying parties with respect to such claim, permit such indemnifying party, and other indemnifying parties similarly situated, jointly to assume the defense of such claim with counsel reasonably satisfactory to the parties. In the event that the indemnifying parties cannot mutually agree as to the selection of counsel, each indemnifying party may retain separate counsel to act on its behalf and at its expense. The indemnified party shall in all events be entitled to participate in such defense at its expense through its own counsel. If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel.


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                  (d) If for any reason the foregoing indemnification is
         unavailable to any party or insufficient to hold it harmless as and to the extent contemplated by the preceding paragraphs of this Section 9, then each indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage expense or liability in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the applicable indemnified party, as the case may be, on the other hand, and also the relative fault of the Company and any applicable indemnified party, as the case may be, as well as any other relevant equitable considerations.

         10. Lock-Up Agreement. If required by the underwriter, each Stockholder agrees not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such Stockholder (other than securities included in the applicable registration statement or shares purchased in the public market after the effective date of registration) or any interest or future interest therein during such period (not to exceed 180 days if such registration is the Company's initial public offering and not to exceed 90 days if such registration is other than the Company's initial public offering) as is acceptable to the underwriter following the effective date of each registration statement of the Company filed under the Securities Act which includes securities to be sold to the public in an underwritten offering. The Company may impose stop transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said period.

         11. No Inconsistent Agreements. The Company agrees that it has not entered into, and it will not hereafter enter into, any Agreement with respect to the registration of its securities that is inconsistent with (or superior to) the rights granted to the Stockholders in this Agreement.

         12. Stock Split. If, on or after the receipt by the Company of a request for registration of a public offering pursuant to Section 2 hereof, the proposed managing underwriter or underwriters of such offering reasonably believes that the number of shares to be registered is less than the minimum number necessary for the success of such offering, the Company shall use its best efforts to cause each share of its outstanding Common Stock to be converted into such number of shares of such Common Stock so that the number of shares of Registrable Shares to be registered is equal to the minimum number which such managing underwriter or underwriters reasonably believes is necessary for the success of such offering. If necessary in connection therewith, the Company shall use its best efforts to cause to be recommended, approved and adopted by its Board of Directors and approved and adopted by its stockholders, and, if so approved and adopted, file and cause to become effective, an amendment to its certificate of incorporation increasing the number of shares of Common Stock which the Company is authorized to issue. Each Stockholder hereby agrees to vote the shares of Common Stock held by it in favor of adopting such amendment.


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         13. Rule 144 Requirements. After the earlier of (i) the closing of the sale of securities of the Company pursuant to a Registration Statement or (ii) the registration by the Company of a class of securities under Section 12 of the Exchange Act, the Company agrees:

                  (a) to comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company;

                  (b) to use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

                  (c) to furnish to any holder of Registrable Shares upon request (i) a written statement by the Company as to its compliance with the requirements of said Rule 144(c), and the reporting requirements of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

         14. Mergers, Etc. The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to "Registrable Shares" shall be deemed to be references to the securities which the Stockholders would be entitled to receive in exchange for Registrable Shares under any such merger, consolidation or reorganization; provided, however, that the provisions of this Section 14 shall not apply in the event of any merger, consolidation or reorganization in which the Company is not the surviving corporation if the Stockholders are entitled to receive in exchange for their Registrable Shares consideration consisting solely of (i) cash, (ii) securities of the acquiring corporation which may be immediately sold to the public without registration under the Securities Act, or (iii) securities of the acquiring corporation which the acquiring corporation has agreed to register within (90) days of completion of the transaction for resale to the public pursuant to the Securities Act.

         15. Exception to Registration. The Company shall not be required to effect a registration under this Agreement if (i) in the written opinion of counsel for the Company, which counsel and the opinion so rendered shall be reasonably acceptable to the Stockholders holding Registrable Shares, such Stockholders may sell without registration under the Act all Registrable Shares for which they requested registration under the provisions of the Act and in the manner and in the quantity in which the Registrable Shares were proposed to be sold or (ii) if the Company determines in its good faith judgment that the use of any prospectus would require the disclosure of material information that the Company has a bona fide business purpose for preserving as confidential or the disclosure of which would impede the Company's ability to consummate a transaction which the Company is not otherwise required by applicable securities laws or regulations to disclose, upon written notice of such determination by the Company, the rights of the Stockholders to offer, sell or distribute any Registrable Shares or to require the Company to take action with respect to the registration or sale of any Registrable Shares pursuant to this Agreement shall be suspended until the date upon which the Company notifies the Stockholders in writing (the "Suspension Termination Notice") that suspension of such rights for the grounds set forth in this Section 15 is no longer necessary. The Company agrees to give Suspension Termination Notice as promptly as practicable following the date that such suspension of rights is no longer necessary (but in any event any such suspension shall be effective for a period not in excess of 180 days in any calendar year). If the Company shall give any Suspension Termination Notice, the time periods set forth in Section 2 above shall be extended by the number of days during which the period from and including the date of the giving of such notice of suspension to and including the date the Company delivers the Suspension Termination Notice.

         The Stockholders each agree not to offer, sell, contract to sell or otherwise dispose of any Registrable Shares, or any securities convertible into or exchangeable or excisable for such securities during any period when, and to the same extent that, any officers of the Company are restricted in connection with an offering of securities by the Company. The Company shall give reasonable advance notice to each such Stockholder of such offering.

         16. Listing Application. If shares of any class of stock of the Company shall be listed on a national securities exchange, the Company shall, at its expense, include in its listing application all of the shares of the listed class then eligible for listing owned by any Stockholder.

         17. Damages. The Company recognizes and agrees that the holder of Registrable Shares shall not have an adequate remedy if the Company fails to comply with the provisions of this Agreement, and that damages will not be readily ascertainable, and the Company expressly agrees that in the event of such failure any Stockholder shall be entitled to seek specific performance of the Company's obligations hereunder.

         18. Termination. All of the Company's obligations to register Registrable Shares under this Agreement shall terminate on the fifteenth anniversary of this Agreement.

         19. Transfers of Rights. This Agreement, and the rights and obligations of each Stockholder hereunder, may be assigned by such Stockholder to any person or entity acquiring Registrable Shares owned by such Stockholder, and such transferee shall be deemed a "Stockholder" for purposes of this Agreement. Any Registrable Shares owned by a transferee hereunder who acquired such Registrable Shares pursuant to a Permitted Transfer (as such term is defined in the Company's Stockholders' Agreement), shall be deemed to be owned, for all purposes of this Agreement, by a member of the Stockholder group of which the transferring Stockholder is or was a member.

         20.      General.

                  (a) Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

         If to the Company or a Berkshire Investor, c/o Berkshire Partners LLC, One Boston Place, Boston, Massachusetts 02108, Attention: Richard K. Lubin, or at such other address or addresses as may have been furnished in writing by the Company to the Stockholders, with a copy to Hutchins, Wheeler & Dittmar, A Professional Corporation, 101 Federal Street, Boston, Massachusetts 02110,
Attention: James Westra, Esq.

         If to a Management Stockholder, at such address or addresses as may have been furnished to the Company in writing by such Management Stockholder, with a copy to Posternak, Blankstein & Lund, L.L.P. 100 Charles River Plaza, Boston, Massachusetts 02114, Attention:
Donald H. Siegel, P.C.

         If to an Other Stockholder, at the address set forth on Schedule 3 hereto.

         Notices provided in accordance with this Section 20(a) shall be deemed delivered upon personal delivery or two (2) business days after deposit in the mail.

                  (b) Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

                  (c) Amendments and Waivers. Neither this Agreement nor any provision hereof may be waived, modified, amended or terminated except by a written agreement signed by the parties hereto; provided, however, that Stockholders owning at least 80% of the Registrable Shares owned by all Stockholders may effect any such waiver, modification, amendment or termination on behalf of all of the Stockholders; provided, further, that, without the consent of all parties to this Agreement who own Registrable Shares, no amendment or addition to this Agreement may be made which (i) modifies this
Section 20(c) or (ii) would affect the holders of Registrable Shares in a disproportionate manner; and provided, further, that no amendment or addition to this Agreement which affects any Stockholder's rights under Section 2 or 3 hereof may be made without the consent of such Stockholder. For purposes hereof, the term "disproportionate manner" shall refer to any event which would impair the rights of one Stockholder while not impairing similar rights held by another Stockholder. No waiver of any breach or default hereunder shall be considered valid unless in writing, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

                  (d) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

                  (e) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                  (f) Governing Law. This Agreement shall be governed by and construed in accordance with the law of The Commonwealth of Massachusetts (regardless of the laws that might otherwise govern under applicable Massachusetts principles of conflicts of law) as to all matters, including, but not limited to, matters of validity, construction, effect, performance and remedies.

                  [Remainder of Page Intentionally Left Blank]

                              HOLMES PRODUCTS CORP.
                          REGISTRATION RIGHTS AGREEMENT
                           COUNTERPART SIGNATURE PAGE


         IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first written above.

                                             COMPANY:

                                             HOLMES PRODUCTS CORP.

                                             /s/ Jordan A. Kahn
                                             ----------------------------------
                                             Name:  Jordan A. Kahn
                                             Title: President

                                             ASCO:

                                             ASCO INVESTMENT LTD.


                                             By: /s/ James B. Carlson
                                                 ------------------------------
                                             Name:  James B. Carlson
                                             Title: Attorney-In-Fact

                              HOLMES PRODUCTS CORP.
                          REGISTRATION RIGHTS AGREEMENT
                           COUNTERPART SIGNATURE PAGE


                                         BERKSHIRE INVESTORS:

                                         BERKSHIRE FUND IV, L.P.
                                         By: Fourth Berkshire Associates, L.L.C.


                                         By: /s/ Richard K. Lubin
                                             ----------------------------------
                                         Name:  Richard K. Lubin
                                         Title: Managing Member

                                         BERKSHIRE INVESTORS LLC


                                         By: /s/ Richard K. Lubin
                                             ----------------------------------
                                         Name:  Richard K. Lubin
                                         Title: Managing Member

                                         FSC CORP.


                                         By: /s/ Mary Josephs Reilly
                                             ----------------------------------
                                         Name:  Mary Josephs Reilly
                                         Title: Vice President

                                         BAIN SECURITIES, INC.


                                         By: /s/ Gary Wilkinson
                                             ----------------------------------
                                         Name:  Gary Wilkinson
                                         Title: Treasurer

                                         SQUAM LAKE INVESTORS II, L.P.
                                         By:  GPI, Inc., its General Partner


                                         By: /s/ Gary Wilkinson
                                             ----------------------------------
                                         Name:  Gary Wilkinson
                                         Title: Treasurer

                              HOLMES PRODUCTS CORP.
                          REGISTRATION RIGHTS AGREEMENT
                           COUNTERPART SIGNATURE PAGE


                                         BERKSHIRE INVESTORS (continued):

                                         THE PANGAEA GROUP, INC.


                                         By: /s/ Gordon Pan
                                             ----------------------------------
                                         Name:  Gordon Pan
                                         Title: President

                              HOLMES PRODUCTS CORP.
                          REGISTRATION RIGHTS AGREEMENT
                           COUNTERPART SIGNATURE PAGE


                                             MANAGEMENT STOCKHOLDERS:


                                             /s/ Jordan A. Kahn
                                             ----------------------------------
                                             Jordan A. Kahn


                                             /s/ Stanley Rosenzweig
                                             ---------------------------------
                                             Stanley Rosenzweig


                                             /s/ Gregory F. White
                                             ---------------------------------
                                             Gregory F. White


                                             /s/ Liu Woon Fai
                                             ---------------------------------
                                             Liu Woon Fai